QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
IMPLANT SCIENCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700

Notice of Annual Meeting of Stockholders

To Be Held on Tuesday, December 14, 2004

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Implant Sciences Corporation to be held on Tuesday, December 14, 2004 at 10:00 a.m. at the corporate offices located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880 for the following purposes:

        1.     To elect five (5) directors to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

        2.     To consider and act upon a proposal to amend the Company's 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares of the Company's common stock available for issuance under the plan by 500,000 to 1,500,000 shares.

        3.     To consider and approve the Company's 2004 Stock Option Plan.

        4.     To transact any further business that may properly come before the annual meeting or any adjournment.

        The Board of Directors has fixed the close of business on October 29, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the 2004 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

        You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed envelope. You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors
/s/ Stephen N. Bunker
Stephen N. Bunker, Clerk

Wakefield, Massachusetts
November 12, 2004

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on Tuesday, December 14, 2004

        This proxy statement relates to the annual meeting of stockholders of Implant Sciences Corporation. We are mailing the proxy statement and the enclosed form of proxy to stockholders on or about November 12, 2004. The board of directors is soliciting proxies to be used at the annual meeting and any adjournments of the meeting. The annual meeting will be held at the corporate offices located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880, on Tuesday, December 14, 2004, beginning at 10:00 a.m. local time.

        When proxies are returned properly executed, the persons named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if a stockholder has specified no choice in a properly executed proxy, the persons named as proxies will vote the shares as recommended by management.

        Any stockholder may revoke his proxy at any time before it has been exercised by:

  •
  providing us with a later dated proxy,

  •
  notifying our clerk in writing at the following address: Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, MA 01880, Attn: Clerk or Diane Ryan, or

  •
  attending the annual meeting and voting in person.

        We have fixed the close of business on October 29, 2004, as the record date for the annual meeting and any adjournment of the annual meeting. Only stockholders of record on the record date are entitled to receive notice of, and to vote at, the annual meeting or any adjournment. At the close of business on the record date, there were issued and outstanding 8,939,288 shares of common stock, each of which is entitled to cast one vote.

QUORUM AND TABULATION OF VOTES

        Our by-laws provide that a quorum for the annual meeting will be a majority in interest of the shares of common stock issued and outstanding and entitled to vote at the annual meeting. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for the purpose of determining a quorum. In general, votes withheld from any nominee for election as a director, abstentions and "broker non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        A plurality of the votes properly cast in favor at the annual meeting will elect each director. Abstentions and votes withheld from director-nominees will not be included in calculating the number of votes cast and accordingly will not affect the outcome of the vote.

        The persons named in the proxies will vote the shares FOR election of each nominee as a director if no specification is made.

        Proposal No. 2, to approve the amendment to the 2000 Incentive and Nonqualified Stock Option Plan, and Proposal No. 3, to approve the 2004 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting at the meeting in person or by proxy. American Stock Exchange Rules require stockholder approval of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan and the new 2004 Stock Option Plan. Also, the stockholders must approve the amendment and the new Plan in order for stock options and other awards relating to shares issuable under the plans to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions will therefore not have an effect on the vote. Broker non-votes will not be included in calculating the number of votes cast on these proposals.

        We know of no other matter to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

        We have hired ADP to tabulate votes at the annual meeting.

        Our 2004 annual report, including our audited financial statements for the fiscal year ended June 30, 2004, is being mailed to stockholders concurrently with this proxy statement.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our board of directors is currently comprised of five directors. At the 2004 annual meeting, five directors will be elected to serve until the 2005 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated Anthony J. Armini, Stephen N. Bunker, Michael Szycher, Gerald Entine and David Eisenhaure, each of whom has served as a director for the periods indicated below. Each nominee has indicated his willingness to serve as our director, and therefore the board of directors anticipates that each such nominee will serve as a director if elected. However, if any person nominated by the board of directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the board of directors may recommend.

        A quorum being present, the affirmative vote of a plurality of the shares present in person or represented by proxy is necessary to elect each of the nominees.

        The board of directors recommends that you vote FOR the election of Anthony J. Armini, Stephen N. Bunker, Michael Szycher, Gerald Entine, and David Eisenhaure as directors of Implant Sciences Corporation.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position	Position Since
Anthony J. Armini	66	President, Chief Executive Officer and Chairman of the Board	1984
Stephen N. Bunker	61	Vice President and Chief Scientist, Director	1988
John J. Munro, III	55	Vice President, Brachytherapy Products	2001
Diane J. Ryan	44	Vice President Finance and Chief Financial Officer	2004
Michael Szycher(1)(3)	65	Director	1999
Gerald Entine(1)(2)(3)	61	Director	2004
David B. Eisenhaure(1)(2)(3)	58	Director	2002

(1)
Member of the Audit Committee as of June 30, 2004.

(2)
Member of the Compensation Committee as of June 30, 2004.

(3)
Member of the Nominating Committee as of June 30, 2004.

        Dr. Anthony J. Armini has been our President, Chief Executive Officer, and Chairman of the Board of Directors since our incorporation. From 1972 to 1984, prior to our founding, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of twenty two patents and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and over twenty years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been on the Board of Directors of CardioTech International, Inc., a publicly traded company of which Dr. Szycher is President and Chief Executive Officer, since October 2000.

        Dr. Stephen N. Bunker has served as our Vice President and Chief Scientist since 1987 and a Director since 1988. Prior to joining us, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of eleven patents in the field of implant technology.

        John J. Munro, III has been our Vice President of Brachytherapy Products since 2001. From March 2000 until December 2000, he served as our Director of Brachytherapy Products and from November 1999 until March 2000 as our Project Manager of Temporary Brachytherapy. From August 1998 until October 1999, he served as Chief Executive Officer of GammaMed, USA, Inc. and from July 1997 until August 1998 Mr. Munro was the Director of Source Operations at CIS-US, Inc. Mr. Munro is the author of two patents.

        Diane J. Ryan has served as our Vice President of Finance and Chief Financial Officer since May 2003. Ms. Ryan has been employed with Implant Sciences Corporation since March 1989. From March 2003 to May 2003 she was the Corporate Controller of the Company. Ms. Ryan graduated from Salem State College with a B.S. in Business Administration and a minor in management.

        Dr. Michael Szycher joined our Board of Directors in December 1999. He has been President and Chief Executive Officer and Director of CardioTech International, Inc., a publicly traded manufacturer of medical devices and biocompatible polymers since 1996. From 1988 to 1996, Dr. Szycher was

Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles.

        Dr. Gerald Entine has served on our board since May 2004. He is the President of Radiation Monitoring Devices, Inc. of Watertown, Massachusetts, which he founded in 1974. RMD, Inc. is a manufacturer of radiation detectors and diagnostic instrumentation used in medical and industrial applications. Dr. Entine, who received his Ph.D. in Physics from the University of California in Berkeley, has also been the Principal Investigator on numerous research grants from the National Institutes of Health, NASA, DOE and the National Science Foundation.

        David B. Eisenhaure has served on our board of directors since November 2002. He has been the President, Chief Executive Officer and Chairman of the Board of SatCon Technology Corporation since 1985. From 1974 until 1985, Mr. Eisenhaure was associated with the Charles Stark Draper Laboratory, Incorporated and with its predecessor, the Massachusetts Institute of Technology's Instrumentation Laboratory, from 1967 to 1974. Mr. Eisenhaure also holds an academic position at M.I.T., as a lecturer in the Department of Mechanical Engineering. Mr. Eisenhaure serves on the board of directors of Mechanical Technology Incorporated and Beacon Power. He holds a S.B., S.M. and an Engineer's Degree in Mechanical Engineering from M.I.T.

The Board of Directors and Its Committees

        The board of directors held five meetings during the fiscal year ended June 30, 2004. No current director attended fewer than 80% of the total number of meetings held by the board or committees of the board on which he served. The board of directors currently has three standing committees: the audit committee, the compensation committee and the nominating committee. Three members of the board are independent.

Audit Committee

        The members of the audit committee are Messrs. Szycher, Eisenhaure and Entine. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent auditors. The audit committee also has the responsibilities and authority described in its written charter. The members of the audit committee are independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The audit committee is responsible for pre-approving all audit related services and fees. The audit committee met four times during fiscal 2004.

Compensation Committee

        The members of the compensation committee are Messrs. Eisenhaure and Entine. The compensation committee reviews and recommends to the board of directors the compensation and benefits of our officers and directors, including administering and granting options under our stock option plans. The compensation committee also establishes and reviews general policies relating to the compensation and benefits of our employees. The compensation committee met four times during fiscal 2004.

Nominating Committee

        The members of the nominating committee are Messrs. Szycher, Eisenhaure and Entine. The committee selects nominees for election as our directors. The committee will give the same consideration to a nominee for election to the board of directors recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, our By-laws. The nominating committee met one time during fiscal 2004.

Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent stockholders are charged by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to us during the past fiscal year, and, if applicable, written representations that Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

        Our directors who are our employees do not receive any compensation for service on the board of directors. Directors who are not our employees are paid a yearly stipend of $2,500 and are reimbursed for reasonable travel expenses incurred in connection with attendance at board and committee meetings. In addition, each director who is not our employee will automatically receive an annual grant of options to purchase 10,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the date of grant for each year of service. Each such option will have a term of five years and will vest in full on the date of the grant.

Executive Compensation

        The following table sets forth the aggregate cash compensation paid by us with respect to the three fiscal years ended June 30, 2002, 2003 and 2004 to our executive officers.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Shares Underlying Options Granted(#)
Name and Principal Position	Year	Salary($)		Bonus($)		Other Annual Compensation($) (1)
Anthony J. Armini** President, Chief Executive Officer and Chairman of the Board	2004 2003 2002	$ $ $	166,693 176,202 182,533	*	$59,700 $75,000 $25,000	$ $ $	12,260 14,965 10,993	50,000 62,200 —
Stephen N. Bunker** Vice President, Chief Scientist and Director	2004 2003 2002	$ $ $	114,228 82,932 126,539	*	$23,150 — —	$ $ $	1,049 1,316 5,759	50,000 57,300 —
Diane J. Ryan** Vice President Finance and Chief Financial Officer	2004 2003 2002	$ $	93,102 75,421 —	*	$25,050 $2,750 —	$ $	812 783 —	50,000 49,000 —
John J. Munro, III** Vice President of Sales and Marketing	2004 2003 2002	$ $ $	118,974 123,841 125,976	*	$24,050 $2,500 $500	$ $ $	1,103 942 1,361	50,000 22,700 30,000

*
Includes the issuance of restricted stock, none of which has been sold as of November 7, 2004.

**
Executive Officer

(1)
Other annual compensation consists of life and disability insurance premiums and 401(k) plan benefits paid by us on behalf of these executive officers.

OPTION GRANTS IN FISCAL 2004

        The following table sets forth certain information regarding stock options held as of June 30, 2004 by the executive officers.

Name and Principal Position	Number of Securities Underlying Options Granted	% of Total Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
Anthony J. Armini President and Chief Executive Officer	50,000	13%	$6.96	8/22/08
Stephen N. Bunker Vice President and Chief Scientist	50,000	13%	$6.33	8/22/13
John J. Munro, III Vice President of Brachytherapy Products	50,000	13%	$6.33	8/22/13
Diane J. Ryan Vice President Finance and Chief Financial Officer	50,000	13%	$6.33	8/22/13

AGGREGATE OPTIONS EXERCISEABLE IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

	Number of Securities Underlying Unexercised Options at June 30, 2004		Value of Unexercised In-the-Money Options at June 30, 2004(1)
Name and Principal Position
	Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony J. Armini President, Chief Executive Officer and Chairman of the Board	135,700	66,500	$552,157	$308,105
Stephen N. Bunker Vice President and Chief Scientist	40,800	66,500	$276,978	$339,605
John J. Munro, III Vice President of Brachytherapy Products	42,850	64,850	$188,141	$289,594
Diane J. Ryan Vice President Finance and Chief Financial Officer	58,000	75,000	$191,913	$411,167

(1)
As of June 30, 2004, the market value of a share of common stock was $11.02.

        No shares were exercised by Executive Officers in fiscal year ended June 30, 2004.

Equity Compensation Plan Disclosure

        The following table sets forth certain information as of June 30, 2004 regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by Security Holders	953,500	$4.87	355,703
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	953,500	$4.87	355,703

  Employment Agreements

        Anthony J. Armini.    On June 30, 2004, we entered into an employment agreement, with an initial term of three years and an automatic renewal for a successive period of three years, unless written notice of non-renewal is provided by either the Company or Dr. Armini not less than three months before the term expires. Under this employment agreement, Dr. Armini serves as our president and chief executive officer at a base salary of up to $210,000. In addition, Dr. Armini may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days written notice. In the event we terminate Dr. Armini's employment without cause, we will pay him 12 months salary. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Dr. Armini is subject to a non-competition provision.

        Stephen N. Bunker.    On June 30, 2004, we entered into an employment agreement, with an initial term of three years and an automatic renewal for a successive period of three years, unless written notice of non-renewal is provided by either the Company or Dr. Bunker not less than three months before the term expires. Under this employment agreement, Dr. Bunker serves as our vice president and chief executive scientist at a base salary of up to $150,000. In addition, Dr. Bunker may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days' written notice. In the event we terminate Dr. Bunker's employment without cause, we will pay him 12 months salary. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Dr. Bunker is subject to a non-competition provision.

AUDIT COMMITTEE REPORT

        The audit committee, consisting of Messrs. Szycher, Entine and Eisenhaure, reviewed and discussed the audited financial statements for the year ended June 30, 2004, with management. The audit committee has discussed with our independent auditors, BDO Seidman LLP, any matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." Our independent accountants also provided to the audit committee the written disclosures and a letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent accountants the firm's independence.

        Based upon the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in Implant Sciences Corporation's Annual Report on Form 10-KSB/A for the year ended June 30, 2004, as filed with the Securities and Exchange Commission.

Michael Szycher Gerald Entine David Eisenhaure

Certain Relationships and Related Transactions

        Certain of our directors hold positions as directors of CardioTech. Our CEO and Chairman of the Board of Directors is also a director of CardioTech. The CEO and Chairman of the Board of Directors of CardioTech is also our director.

        In March 2000, the Company entered into a joint research agreement with CardioTech to develop a proprietary porous polymer biocompatible coating technology as a platform for the Company's proprietary radioactive brachytherapy technology. In consideration for this agreement, the Company agreed to pay $150,000 in cash and to purchase 100,000 shares of CardioTech stock at a price of $1.00 per share. As of June 30, 2004, the Company has purchased these shares, and is recorded as investments in available for sale securities in the accompanying balance sheet of $1.00 per share. As of June 30, 2004, the fair market value of the CardioTech shares held as investment is $419,000. CardioTech is a publicly traded company whose common stock trades under the symbol CTE on the American Stock Exchange.

        In March 2004 the Company entered into an Exchange & Venture Agreement with CardioTech, a related party of the Company, and CorNova, Inc. ("CorNova"). CorNova is a start-up company incorporated as a Delaware corporation on October 12, 2003. CorNova's focus will be the development and marketing of innovative interventional cardiology products. In connection with the agreement, in March 2004, the Company and CardioTech issued 10,344 and 12,931 shares, respectively, of their respective common stock (the "Contributory Shares") bearing an aggregate fair market value of $113,000 and $76,000, respectively, as of the date of the issuance. In exchange, the Company and CardioTech each received 1,500,000 shares of CorNova's common stock, which represents a 30% ownership position for each party. Our CEO and the Chairman of our Audit Committee are also on the Board of Directors of CorNova.

        In January 2004, a director of the Company entered into a Sales Representative Agreement with the Company to sell radioactive prostate seeds. In April 2004, this director resigned from the Company's Board of Directors to pursue this opportunity and eliminate any possible conflict.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as of September 30, 2004, with respect to the beneficial ownership of our common stock of each director and nominee for director, each named executive officer in the executive compensation table above, all of our directors and current officers as a group, and each person known by us to be a beneficial owner of five percent or more of our common stock. This information is based upon information received from or on behalf of the individuals named therein.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Anthony J. Armini(3)	1,377,155	14.2%
Patricia Armini	787,662	9.2
Stephen N. Bunker(4)	678,715	7.3%
Diane Ryan(5)	73,639	*
John Munro(6)	69,059	*
Michael Szycher(7)	26,000	*
David Eisenhaure(8)	21,000	*
Gerald Entine(9)	10,000	*
All Directors and Officers as a group(10)	2,255,568	25.6%

*
Less than 1%.

(1)
Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2)
The calculation of percent of class is based on 8,575,851 shares of common stock issued and outstanding as of September 30, 2004

(3)
Includes 160,533 options exercisable within 60 days of the date hereof.

(4)
Includes 48,967 options exercisable within 60 days of the date hereof.

(5)
Includes 48,999 options exercisable within 60 days of the date hereof.

(6)
Includes 61,867 options exercisable within 60 days of the date hereof.

(7)
Includes 24,000 options exercisable within 60 days of the date hereof.

(8)
Includes 20,000 options exercisable within 60 days of the date hereof.

(9)
Includes 10,000 options exercisable within 60 days of the date hereof.

(10)
Includes 374,366 options exercisable within 60 days of the date hereof.

PROPOSAL TWO—AMENDMENT OF OUR
2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

        In January 2004, our board of directors amended, subject to approval by our stockholders, our 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares available for the grant of options under the plan by 500,000 to 1,500,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. Our board of directors is submitting this amendment to the 2000 Incentive and Nonqualified Stock Option Plan to our stockholders for approval.

        Options issued under the 2000 Incentive and Nonqualified Stock Option Plan constitutes a significant portion of the overall compensation of our employees, including our executive officers. Our board of directors, including the members of the compensation committee, believes that we will derive substantial benefits from increasing the aggregate number of options that we can issue under the 2000 Incentive and Nonqualified Stock Option Plan. Our board of directors believes that the proposed amendment, by enabling us to issue additional options under the plan, will enable us to further align the interests of our executive officers and other employees with the interests of our stockholders. The board also believes that the proposed amendment will assist us in attracting and retaining key executives by enabling us to offer competitive compensation packages. In addition, the board of directors believes that the availability of additional shares under the 2000 Incentive and Nonqualified Stock Option Plan would provide increased flexibility in structuring any acquisitions that we may pursue.

        As of October 31, 2004, a total of 1,247,800 options were granted to employees of the Company, consultants and other associated persons under the 2000 Incentive and Nonqualified Stock Option Plan, of which 506,200 options were granted to executive officers. The exercise price of such options ranges from $2.10 to $10.90. In addition, 247,800 of those options were granted by the board subject to the approval of an increase in the number of options granted, at this meeting.

        Other than for the increase in the number of shares available for issuance under the 2000 Plan, no other changes will be made to the 2000 Plan that was approved by the stockholders at the 2000 Annual Meeting of the Stockholders on December 7, 2000.

        In order to pass, this proposal must receive the affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting at the meeting in person or by proxy.

        The board of directors recommends that you vote FOR this proposal to approve the amendment of the 2000 Incentive and Nonqualified Stock Option Plan.

Description of the 2000 Incentive and Nonqualified Stock Option Plan

        Our board of directors originally adopted the 2000 Incentive and Nonqualified Stock Option Plan on August 28, 2000, and our stockholders approved the plan on December 7, 2000. We had reserved a total of 600,000 shares of common stock for issuance under the 2000 Incentive and Nonqualified Stock Option Plan. In January 2003, the board adopted an amendment to the 2000 Incentive and Nonqualified Stock Option plan to increase the number of options granted to Non-Employee Directors from 2,000 to 10,000. In June 2003, the board adopted an amendment to the 2000 Incentive and Nonqualified Stock Option Plan to increase the total number of shares of common stock that may be issued pursuant to awards under the 2000 Incentive and Nonqualified Stock Option Plan by 400,000 to 1,000,000. In October 2003, the board adopted an amendment to the 2000 Incentive and Nonqualified Stock Option Plan to remove the limitation of the number of stock options an employee may be granted in a calendar year. Prior to the amendment, no employee could receive a grant of more than 50,000 options in any calendar year. In December 2003 the stockholders approved these amendments. In January 2004, the board adopted an amendment to the 2000 Incentive and Nonqualified Stock

Option Plan to increase the total number of shares of common stock that may be issued pursuant to awards under the 2000 Incentive and Nonqualified Stock Option Plan by 500,000 to 1,500,000

        As of October 31, 2004, options to purchase a total of 1,247,800 shares of common stock were outstanding under the 2000 Incentive and Nonqualified Stock Option Plan. Set forth below is a summary description of the 2000 Incentive and Nonqualified Stock Option Plan, including the proposed amendment.

        General Information.    The purpose of the plan is to encourage and enable officers, directors, key employees and other individuals providing services to us to acquire a proprietary interest in us. We anticipate that providing such persons with a direct stake in our welfare will assure a closer identification of their interests with those of ours and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us.

        Stockholder approval of the amendment increasing the number of shares issuable under the 2000 Incentive and Nonqualified Stock Option Plan is required in order for stock options relating to such additional authorized shares to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition, American Stock Exchange rules require stockholder approval of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan.

        Eligibility.    Awards may be granted under the 2000 Incentive and Nonqualified Stock Option Plan to officers, directors, employees and consultants. As of June 30, 2004, three non-employee directors, four officers and approximately 36 non-officer employees were eligible to participate in the 2000 Incentive and Nonqualified Stock Option Plan.

        Non-employee directors are not eligible to receive discretionary grants of options to purchase shares of common stock under this plan. However, each non-employee director who is elected to the board of directors is automatically granted a nonqualified option to purchase 10,000 shares of common stock and upon each reelection a nonqualified option to purchase 10,000 shares of common stock. The exercise price per share will be equal to the fair market value of the common stock on the date the option is granted. Each option will expire on the fifth anniversary of the date of grant.

        Administration of the plan.    The 2000 Incentive and Nonqualified Stock Option Plan will be administered by a committee consisting of at least two outside directors. For purposes of the plan, an outside director is a person who:

    •
    is not our employee or an employee of any affiliate,

    •
    is not our former employee or a former employee of any affiliate who is receiving compensation for prior services during our taxable year or the affiliate's taxable year,

    •
    has not been our officer or an officer of any affiliate, and

    •
    does not receive remuneration from us or any affiliate in any capacity other than as a director.

The committee that will administer the 2000 Incentive and Nonqualified Stock Option Plan will select the individuals who will receive options and will determine the option exercise price and other terms of each option, subject to the provisions of the plan. This committee also has the power to make changes to outstanding options under the plan, including the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option.

        Incentive Options and Nonqualified Options.    The 2000 Incentive and Nonqualified Stock Option Plan authorizes the grant of options to purchase common stock intended to qualify as incentive options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the plan to our employees or employees of any subsidiary, including directors and officers who are our employees or employees of any subsidiary. Nonqualified options may be granted under the plan to our employees or employees of any subsidiary and to directors, consultants and other persons who render services to us or any subsidiary, regardless of whether they are our employees or employees of any subsidiary.

        The exercise price of incentive options granted under the 2000 Incentive and Nonqualified Stock Option Plan must equal or exceed the fair market value of the common stock on the date of grant. The exercise price of incentive options granted under the plan to a person who owns more than 10% of the combined voting power of all classes of our outstanding capital stock or any subsidiary must equal or exceed 110% of the fair market value of the common stock on the date of grant. The exercise price of nonqualified options granted under the plan may be above or below the fair market value of the common stock.

        Each incentive option will expire no later than ten years after the date of grant or, in the case of an option granted to a person who owns more than 10% of the combined voting power of all classes of our outstanding capital stock or any subsidiary, five years after the date of grant.

        The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law.

        Other Terms.    Options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder.

        An option terminates upon the earliest of:

    •
    The date of expiration.

    •
    Cancellation if we are party to a reorganization or merger, consolidation, we are liquidated or we sell substantially all of our assets and the committee provides for cancellation of outstanding options.

    •
    In the case of an incentive option, sixty days after termination of employment other than for cause. However, if before the option expires, the option holder retires in good standing for reasons of age, the option terminates on the earlier of the date of expiration or 90 days after the date of retirement.

    •
    In the case of an incentive stock option, the date on which employment is terminated for cause or voluntarily by the option holder.

    •
    In the case of a nonqualified option, as provided in the option agreement.

        In the event of death or permanent and total disability before the option expires and while the option holder is still employed by us or provides services to us, the option will terminate on the earliest of:

    •
    The expiration date.

    •
    Cancellation if we are party to a reorganization or merger, consolidation, we are liquidated or sell substantially all of our assets.

    •
    180 days after the death or disability.

        The holder of any option may pay the purchase price of the shares subject to the option:

    •
    in cash, check, bank draft or postal or express money order in an amount equal to the exercise price for such shares;

    •
    with the consent of the committee, in shares of our common stock owned by the option holder for a period of at least six months having a fair market value equal to the exercise price for such shares;

    •
    with the consent of the committee, by reducing the number of option shares issuable to the option holder upon exercise of the option by a number of shares having a fair market value equal to the exercise price for such shares;

    •
    with the consent of the committee, a personal recourse note issued by the option holder to us in an amount equal to the exercise price for such shares;

    •
    with the consent of the committee, other consideration that is acceptable to the committee and that has a fair market value equal to the exercise price for such shares, including any broker-directed cashless exercise/resale procedure adopted by the committee; or

    •
    with the consent of the committee, any combination of the foregoing.

        The 2000 Incentive and Nonqualified Stock Option Plan shall terminate as of August 28, 2010. According to the terms of the 2000 Incentive and Nonqualified Stock Option Plan, our board of directors may amend or discontinue the plan at any time. However, any amendment which would increase the number of shares available under the plan or change in substance the provisions as to who is eligible to receive options under the plan, will not be effective without the approval of our stockholders within 12 months. In addition, regulations of the American Stock Exchange require stockholder approval of certain amendments to the plan.

Plan Benefits

        The committee may grant awards under the 2000 Incentive and Nonqualified Stock Option Plan on a discretionary basis. We are unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the executive officers; (ii) the current executive officers, as a group, (iii) the current directors who are not executive officers, as a group, (iv) each nominee for election as a director and (v) the employees who are not executive officers, as a group, as a result of the adoption of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan. The table included under "Executive Compensation—Option Grants in the Last Fiscal Year" shows the Options granted under the 2000 Incentive and Nonqualified Stock Option Plan to the Named Executives during Fiscal 2004. During Fiscal 2004, Options covering an aggregate of 350,000 shares of Common Stock were granted to all employees. Because Option grants under the 2004 Plan will be made by the Compensation and Stock Option Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the Company, past Option grants may not be reflective of future Option grants under the 2004 Plan.

        Federal Income Tax Information with Respect to the 2000 Incentive and Nonqualified Stock Option Plan.    The holder of a nonqualified option ordinarily recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non qualified stock option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. The capital gain or loss will be long-term capital gain or loss if the holder held the shares for more than 12 months after the date of exercise; otherwise the capital gain or loss would be short-term capital gain or loss. Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

        The holder of an incentive option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If no disposition of shares acquired upon exercise of the incentive option is made by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit, which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

        In connection with the sale of the shares covered by incentive options, we are allowed a deduction for tax purposes only to the extent, and at the time, the option holder recognizes ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years after the date of the granting of the incentive option or one year after the exercise of the incentive option), subject to certain limitations on the deductibility of compensation paid to executives.

        Full Text of 2000 Incentive and Nonqualified Stock Option Plan.    The above summary description of the 2000 Incentive and Nonqualified Stock Option Plan is qualified by and subject to the plan itself. Any stockholder may receive a free copy of the Plan as proposed to be amended by requesting a copy from Diane J. Ryan at (781) 246-0700. In addition, a copy of the full 2000 Plan, without this proposed amendment, was filed as exhibit 10.1 to the Registration Statement or Form S-8 filed with the Securities and Exchange Commission on December 12, 2003 and can be inspected and copied at the Securities and Exchange Commission's web site: http://www.sec.com.

        We intend to file, as soon as practical, an amendment to the Registration Statement on Form S-8 covering the additional shares of common stock issuable under the 2000 Incentive and Nonqualified Stock Option Plan if the amendment is approved by the shareholders.

PROPOSAL 3—APPROVAL OF THE
2004 STOCK OPTION PLAN

General

        On September 21, 2004, the Board of Directors adopted, subject to approval by the stockholders, the Implant Sciences Corporation 2004 Stock Option Plan (the "2004 Plan") and directed that the 2004 Plan be submitted to the holders of Common Stock of the Company for approval. The 2004 Plan authorizes the granting of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("Non-Qualified Stock Options") (collectively, "Options").

        The 2004 Plan is designed to promote and advance the long-term interest of the Company and its stockholders by enabling the Company to attract, retain and reward employees and to strengthen the mutuality of interest between participants and stockholders of the Company by offering Common Stock to employees.

        Subject to adjustment as described below, there will be 500,000 shares of Common Stock available for issuance under the 2004 Plan. The Company also maintains the 2000 Incentive and Nonqualified Stock Option Plan ("2000 Plan") which will remain in effect if the 2004 Plan is approved. As of October 31, 2004, Options covering 1,247,800 shares of Common Stock were outstanding or exercised under the 2000 Plan leaving 252,200 shares of Common Stock available for new awards under the 2000 Plan if Proposal 2, the amendment raising the number of shares issuable under the 2000 Plan to 1,500,000 shares, is approved by the stockholders at this meeting.

        The Board of Directors believes it is desirable to continue to have equity-based compensation available under a long-term incentive plan to be used to recruit new employees and for incentives. Approval of the 2004 Plan should address the need for equity-based incentive compensation for a number of years.

        As of the date of this Proxy Statement, no determination has been made regarding the identity of the individuals to whom Options may be granted under the 2004 Plan or the number of shares of Common Stock to be subject to Options that will be granted to participants. The table included under "Executive Compensation—Option Grants in the Last Fiscal Year" shows the Options granted to the Named Executives during Fiscal 2004. During Fiscal 2004, Options covering an aggregate of 350,000 shares of Common Stock were granted to all employees. Because Option grants under the 2004 Plan will be made by the Compensation and Stock Option Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the Company, past Option grants may not be reflective of future Option grants under the 2004 Plan.

        The following summary of the essential features of the 2004 Plan is qualified by reference to the full text of the 2004 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

        The 2004 Plan will be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee has the sole authority to construe and interpret the 2004 Plan and to make rules and regulations relating to implementation of the 2004 Plan, to select participants, to establish the terms and conditions of grants of Options and to grant Options, with broad authority to delegate responsibilities, except with respect to selection for participation of, and granting of Options to, persons subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 162(m) of the Code. Members of the Compensation Committee are eligible to receive Options under the 2004 Plan.

Eligibility

        Under the 2004 Plan, options may be granted to all employees, officers, directors and consultants of the Company and its subsidiaries selected by the Compensation Committee. The Company has approximately 80 employees. Selection of the recipients of, and the nature and size of, Options granted under the 2004 Plan will be solely within the discretion of the Compensation Committee.

Common Stock Subject to 2004 Plan

        A total of 500,000 shares of Common Stock will be available for issuance under the 2004 Plan. Such maximum number of Common Stock available are subject to appropriate equitable adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company affecting the Common Stock. The exercise price and any other limits or terms of an outstanding Option will also be appropriately adjusted.

        For the purpose of computing the total number of shares of Common Stock available for Options under the 2004 Plan, subject to adjustment as described in the preceding paragraph, the shares of Common Stock that may be issued under the 2004 Plan shall consist of authorized but unissued or reacquired shares of Common Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Common Stock are acquired upon the exercise or award of an Option, the shares of Common Stock allocable to the unexercised portion of such Option or such repurchased shares of Common Stock shall again be available for issuance under the 2004 Plan.

Terms and Conditions of Options

  ISOs

        The shares of Common Stock in respect of which ISOs granted under the 2004 Plan and all other option plans of the Company are first exercisable by any participant during any calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000 or such other limit as may be imposed by the Code. ISOs will be exercisable for such period as determined by the Compensation Committee, but not exceeding ten years from the date of grant. No ISOs may be granted later than September 21, 2014. However, an ISO granted to an employee who owns shares of Common Stock possessing more than 10% of the voting power of the Company (a "10% Owner") will not be exercisable more than five years after the grant date.

  Non-Qualified Stock Options

        Non-Qualified Stock Options may be granted for such number of shares of Common Stock and will be exercisable for such period or periods as the Compensation Committee determines, but not exceeding ten years from the date of grant. No Non-Qualified Stock Option may be granted under the 2004 Plan more than ten years after the date the 2004 Plan is approved by the stockholders.

  Option Exercise Prices

        The exercise price of each ISO granted to an employee will be specified by the Compensation Committee in the Option agreement and must be at least 100% of the fair market value of the underlying shares of Common Stock on the grant date. However, an ISO granted to a 10% Owner will have an exercise price of at least 110% of the fair market value of the underlying shares of Common Stock on the grant date. The exercise price of Non-Qualified Stock Options may be less than the fair market value of the underlying shares of Common Stock on the date of grant and will be fixed by the Compensation Committee. For purposes of the 2004 Plan, the fair market value of a share of Common

Stock on a particular date will be the last closing sale price as shown on the American Stock Exchange (or such other principal exchange on which the Common Stock may then be listed) on that date. On October 29, 2004, the closing price of the Common Stock on the American Stock Exchange was $10.48.

  Exercise of Options

        The exercise date of an option granted under the 2004 Plan will be fixed by the Compensation Committee, but may not be later than ten years from the date of the grant. Options may be exercised in such installment as are fixed by the Compensation Committee.

        Options issued under the 2004 Plan will not be transferable other than by will or the laws of descent and distribution, although they may be exercised during the grantee's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be excercised within three months (3) after termination of the grantee's affiliation with the Company, except that Non-Statutory Stock Options shall remain outstanding: (i) for their entire term (A) following termination due to death or (B) with respect to options held by a director who retires in good standing, and (ii) for a period of one year following termination due to permanent disability.

        Options may be exercised only upon the payment in full of the applicable exercise price in cash, or, if approved by the Compensation Committee, by surrendering outstanding Options or shares of Common Stock awarded. The Company will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each Option. If the participant has not remitted to the Company the amount required to satisfy those tax withholding requirements, the Company may withhold from the value of the Option any amount necessary to comply with those requirements. The Compensation Committee may elect, in its sole discretion, to permit a participant to pay applicable taxes in cash, in shares of Common Stock otherwise issuable under the 2004 Plan withheld by the Company, or by a combination thereof.

  Transferability of Options

        With the permission of the Compensation Committee, a 2004 Plan participant who has been granted a Non-Qualified Stock Option may transfer such Non-Qualified Stock Option to a revocable inter vivos trust as to which the participant is the settlor or may transfer such Non-Qualified Stock Option to a "Permissible Transferee." A Permissible Transferee is any member of the immediate family of the participant, any trust solely for the benefit of members of the participant's immediate family, any partnership or limited liability company whose only partners or members are members of the participant's immediate family or an organization described under Section 501(c)(3) of the Code. Any transferee of a Non-Qualified Stock Option will remain subject to all of the terms and conditions applicable to the Non-Qualified Stock Option and any rules prescribed by the Compensation Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer a Non-Qualified Stock Option except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, an Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the Option was granted, may be exercised only by the participant or the participant's guardian or legal representative.

Term, Amendment and Termination of 2004 Plan

        The Board of Directors or the Compensation Committee may amend, terminate or suspend the 2004 Plan at any time subject to the following limitations: stockholders of the Company must approve amendments to the Plan if such approval is required to satisfy applicable requirements imposed by Rule 16b-3 under the Exchange Act, applicable requirements of the Code or the rules of any securities exchange, market or other quotation system on or through which the Company's securities are then listed or traded. No amendment may adversely affect any outstanding Option granted under the 2004 Plan without the consent of the affected participant.

Federal Income Tax Consequences

        The following is a brief summary of the principal federal income tax consequences to the Company and participants in the 2004 Plan based on the current provisions of the Code and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

  ISOs

        A participant does not realize income on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the Common Stock acquired within two years from the grant date or within one year from the exercise date, the participant will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The participant's basis in the shares of Common Stock acquired upon exercise will be the amount paid upon exercise. Provided the participant holds the shares of Common Stock as a capital asset at the time of sale or other disposition of the shares of Common Stock, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares of Common Stock and the participant's basis in the shares of Common Stock. If a participant disposes of the shares of Common Stock within two years from the date of grant of the ISO or within one year from the date of exercise (an "Early Disposition"), the participant will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the Common Stock on the date of exercise, over (2) the participant's basis in the Common Stock. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. If the participant holds the Common Stock as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of the Common Stock over the fair market value of the Common Stock on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the Common Stock.

        If a participant disposes of shares of Common Stock for less than the participant's basis in the shares of Common Stock, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the Common Stock, provided the participant holds the Common Stock as a capital asset at the time of disposition. Unless the participant makes an Early Disposition of such Common Stock, the excess of the fair market value of the Common Stock at the time the ISO is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and may result in the imposition of the "alternative minimum tax" under Section 55 of the Code. The rules affecting application of the alternative minimum tax, including if it applies, how it affects a participant's total tax liability and its affect on the participant's tax liability for subsequent tax years are very complex; each participant will be advised to discuss possible application of this tax with his or her personal tax or investment adviser.

  Non-Qualified Stock Options

        A participant does not recognize taxable income on the date of grant of the Non-Qualified Stock Option, provided that the Non-Qualified Stock Option does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the Non-Qualified Stock Option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the exercise price. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income.

        Common Stock acquired upon exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date, and the holding period for the Common Stock generally will begin on the date of exercise. Upon subsequent disposition of the Common Stock, the participant will recognize a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the Common Stock for one year or less. Any such disposition will not result in additional tax consequences to the Company.

  Other Matters

        The 2004 Plan is intended to comply with Section 162(m) of the Code with respect to Options granted to employees under the 2004 Plan. The Company is seeking stockholder approval of the 2004 Plan to comply with the applicable requirements of the rules and regulations promulgated by the Securites and Exchange Commission and the American Stock Exchange, and the applicable requirements of the Code in respect of ISOs as well as in a good faith effort to qualify compensation received as a result of Options granted under the 2004 Plan as "performance-based" for purposes of Section 162(m). If such stockholder approval is not obtained, the 2004 Plan will be null and void.

Recommendation of the Board of Directors

        The board of directors unanimously recommends a vote for the approval of the 2004 Stock Option Plan.

INDEPENDENT AUDITORS

        Representatives of BDO Seidman, LLP have been invited to the annual meeting and are expected to be present at the annual meeting. They will be given an opportunity to make a statement, if so desired. Representatives will be available to respond to appropriate questions from stockholders. BDO Seidman, LLP will continue on as the independent auditors for the current year.

Audit Fees

        The aggregate fees for professional services rendered by BDO Seidman, LLP in connection with their audit of our annual consolidated financial statements for the year ended June 30, 2004, and review of the consolidated financial statements included in our quarterly reports on Form 10-QSB during fiscal 2004 were approximately $125,500.

Audit Related Fees

        The aggregate fees billed for professional services by BDO Seidman, LLP in connection with S-3 and S-8 filings and consents during fiscal 2004 approximately $23,650.

Tax Related Fees

        BDO Seidman, LLP did not bill the company for tax related fees during fiscal 2004.

All Other Fees

        There were no other serves rendered by BDO Seidman, LLP in fiscal 2004.

        The Company's Audit Committee pre-approves all audit services to be provided to the Company. The Company's principal financial and accounting officer communicates with both the Chairman of the

Audit Committee and the auditing firm, any services requested to be provided. After receiving a fee quote for services, a letter from the Chairman of the Audit Committee is prepared and submitted to the service provider as evidence of approval of the requested services.

SOLICITATION OF PROXIES

        The cost of solicitation of proxies in the form enclosed herewith will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers, and employees may also solicit proxies personally or by telephone without special compensation for such activities. We will also request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

OTHER PROPOSED ACTIONS

        The board of directors knows of no other business to come before the meeting. However, if any other business should properly be presented to the meeting, the proxies will be voted in accordance with the judgment of the persons holding the proxies.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in December 2005, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices prior to July 14, 2005.

        In addition, SEC Rule 14a-4 provides that with respect to any proposal or nomination made by a stockholder at the annual meeting scheduled for December 2005, the persons named as proxies by us in its solicitation materials will have discretionary authority to vote on such proposal or nomination if we did not have notice of the matter at least 45 days prior to the anniversary date of mailing of this Proxy Statement.

AVAILABLE INFORMATION

        Stockholders of record on October 29, 2004, will receive a copy of this proxy statement and our annual report to stockholders, which contains details financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. Additional copies of the annual report to stockholders for the fiscal year ended June 30, 2004, and copies of our annual report on Form 10-KSB/A for the fiscal year ended June 30, 2004 are available to stockholders without charge upon written request addressed to: Investor Relations, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, Massachusetts 01880.

COMMUNICATION WITH THE BOARD

        Shareholders' wishing to communicate with the board of directors should send all such communications to the board of directors c/o A. J. Armini. Dr. Armini will review all such communications and inform the board of directors of their substance. Copies of the communications will also be made available to the board of directors for their review, in their discretion.

APPENDIX A

IMPLANT SCIENCES CORPORATION
2004 STOCK OPTION PLAN

1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    ESTABLISHMENT.    The Implant Sciences Corporation 2004 Stock Option Plan (the "Plan") is hereby established effective as of September 21, 2004, by adoption of the Board, provided it is approved at the 2004 Annual Meeting of Stockholders of the Company (as defined in Section 2). Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained.

        1.2    PURPOSE.    The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging and facilitating the ownership of the Stock (as defined in Section 2) of the Company by persons performing services for the Company in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Company.

        1.3    TERM OF PLAN.    The Plan shall be effective from the date that the Plan is adopted by the Board of Directors of the Company and shall continue in effect thereafter until the earlier of (a) its termination by the Board, or (b) the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed, or (c) ten (10) years from its effective date. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.     DEFINITIONS AND CONSTRUCTION.

        2.1    DEFINITIONS.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Award" means any award or grant of Options under the Plan.

          (b)   "Beneficiary" means the person, persons, trust, or trusts entitled by will or by the laws of descent, to exercise a Participant's Option or other rights under the Plan after the Participant's death.

          (c)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, the term "Board" also means such Committee(s).

          (d)   "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company, immediately before a Transaction, do not retain immediately after a Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before a Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction involving the sale, exchange or transfer of all or substantially all of the Company's assets, the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f)    "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (g)   "Company" means Implant Sciences Corporation, a Massachusetts corporation, or any successor corporation thereto.

          (h)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company.

          (i)    "Director" means a member of the Board.

          (j)    "Disability" means the inability of the Participant to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant. The determination of whether or not a Participant is disabled for purposes of this Plan shall be made by, and at the sole discretion of, the Committee.

          (k)   "Employee" means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Company and, with respect to any Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a director nor payment of a director's fee shall alone be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the sole exercise of its discretion, whether an individual has become, or has ceased to be, an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (l)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse. If the Stock is not trading over a public exchange, the "fair market value" shall take into account the latest private transaction in which the Company sold stock to an informed and willing buyer, if any such transaction exists. If the Stock is listed for trading over a public market, the "fair market value" of the Stock on a given day shall be the last closing price of the Stock on the American Stock Exchange or the exchange on which the Stock is listed.

          (m)  "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

          (n)   "Nonqualified Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

          (o)   "Officer" means any person designated by the Board as an officer of the Company.

          (p)   "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

          (q)   "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions pertaining to the Option granted to the Optionee and to any shares of Stock acquired upon the exercise thereof.

          (r)   "Optionee" means a Participant who has been awarded one or more Options.

          (s)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (t)    "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (u)   "Participant" means any employee, consultant or director to whom an Award has been made under the Plan.

          (v)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (w)  "Service" means a Participant's employment or service with the Company, whether in the capacity of an employee, a director or a consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Participant's Option. The Participant's Service shall be deemed to have terminated either upon an actual termination of service or upon the corporation for which the Participant performs services ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (x)   "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2. Such Stock may be unrestricted or, at the sole discretion of the Board, be made subject to restrictions relating to employment and transferability.

          (y)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (z)   "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code.

          (aa) "Vest" or "Vesting", with respect to Options, means the date, event, or act prior to which an Award is not, in whole or in part, exercisable except at the sole discretion of the Board.

        2.2    CONSTRUCTION.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     ADMINISTRATION.

        3.1    ADMINISTRATION BY THE BOARD.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option or other right awarded hereunder shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or in such Option or right.

        3.2    AUTHORITY OF OFFICERS.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is allocated to, the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    POWERS OF THE BOARD.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion to:

          (a)   determine the persons to whom, and the time or times at which Awards shall be granted, the types of Awards to be granted, and the number of shares of Stock to be subject to each Award;

          (b)   determine the terms, conditions and restrictions applicable to Awards; approve one or more forms of Option Agreement;

          (c)   amend, modify, extend, cancel or renew any Option or waive any restrictions or conditions applicable to any Option or applicable to any shares of Stock awarded or acquired upon the exercise thereof; and

          (d)   correct any defect, supply any omission, or reconcile any inconsistency in the and take such other actions with respect to the Plan as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4.     SHARES SUBJECT TO PLAN.

        4.1    MAXIMUM NUMBER OF SHARES ISSUABLE.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise or Award of an Option, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

        4.2    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the exercise price per share of any outstanding Options.

5.     ELIGIBILITY AND LIMITATIONS.

        5.1    PERSONS ELIGIBLE.    Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants," and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options may be awarded in connection with written offers of an employment or other service relationship with the Company.

        5.2    OPTION AWARD RESTRICTIONS.    Any person who is not an Employee on the effective date of the Award of an Option to such person may be awarded only a Nonqualified Stock Option. An Incentive Stock Option awarded to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company.

        5.3    FAIR MARKET VALUE LIMITATION.    To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company, including the Plan) become exercisable by an Optionee for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were awarded, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock was awarded. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.     TERMS AND CONDITIONS OF OPTIONS.

        6.1    AWARD AGREEMENTS.    Options shall be evidenced by Option Agreements specifying the nature and number of shares of Stock covered thereby, and shall exist in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions herein.

        6.2    OPTION VESTING AND EXERCISE PRICE.    Each Option Agreement shall include a vesting schedule describing the date, event, or act upon which an Option shall vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. Each Option Agreement shall also convey the exercise price for each Option or the means by which such price shall be established, with such exercise price or method of establishment being established in the discretion of the Board; provided, however, that: (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

        6.3    EXERCISABILITY AND TERM OF OPTIONS.    Options shall be exercisable as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that: (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option awarded to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, or (c) no Option awarded to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

        6.4    PAYMENT OF OPTION EXERCISE PRICE.

          (a)    FORMS OF CONSIDERATION AUTHORIZED.    Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law.

          (b)    LIMITATIONS ON FORMS OF CONSIDERATION.

            (i)    CASHLESS EXERCISE.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a cashless exercise.

            (ii)    PAYMENT BY PROMISSORY NOTE.    No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.

        6.5    TAX WITHHOLDING.    Upon the exercise of an Option, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option, or the Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a cashless exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option, or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to any Agreement entered hereunder until the Company's tax withholding obligations have been satisfied by the Participant.

        6.6    STOCK RESTRICTIONS.    Shares issued under the Plan shall be subject such conditions and restrictions as determined by the Board in its discretion at the time an Award is made. The Company shall have the right, at the time of the Award, to place restrictions on Awards including upon shares issued upon the exercise of an Option.

        6.7    EFFECT OF TERMINATION OF SERVICE.

          (a)    OPTIONS.    Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in an Award and set forth in the Agreement related thereto, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with the following provisions of this Section 6.7(a) and thereafter shall terminate:

            (i)    DISABILITY.    If the Participant's Service terminates because of the Disability of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Agreement evidencing such Option (the "Expiration Date").

            (ii)    DEATH.    If the Participant's Service terminates because of the death of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option or Right by reason of the Participant's death at any time prior to the Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)    RETIREMENT OF DIRECTORS IN GOOD STANDING.    If the Participant is a Director, and such Director's Service terminates because of the retirement of such Director, and provided that such Director is at that time in good standing as determined by the Board, an Option, to the extent unexercised and exercisable on the date on which the Director's Service terminated for such reason may be exercised by the Director (or the Director's guardian or legal representative) at any time prior to the Expiration Date.

            (iv)    OTHER TERMINATION OF SERVICE.    If the Participant's Service terminates for any reason, except Disability or death, an Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in no event any later than the Expiration Date.

          (b)    RESERVATION OF RIGHTS.    The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        6.8    TRANSFERABILITY OF OPTIONS.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its sole discretion, and as set forth in the Option Agreement evidencing such Option, a Nonqualified Stock Option shall be assignable or transferable.

7.     CHANGE IN CONTROL.

        In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options or substitute for such outstanding Options substantially equivalent options for, or in relation to, the Acquiring Corporation's stock.

8.     TERMINATION OR AMENDMENT OF PLAN.

        The Plan shall terminate ten (10) years from its effective date. The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board.

9.     MISCELLANEOUS PROVISIONS.

        9.1    NO RIGHTS OF STOCKHOLDER.    Prior to the date on which an Option is exercised, neither the Participant, nor a Beneficiary or any other successor in interest will be, or will have any of the rights and privileges of, a stockholder with respect to any Stock issuable upon the exercise of such Option.

        9.2    NO RIGHT TO CONTINUED EMPLOYMENT.    Nothing contained herein shall be deemed to give any person any right to employment by the Company or by a Participating Company, or to interfere with the right of the Company or a Participating Company to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights a Participant may have against the Company or a Participating Company by reason of any employment or other agreement with the Company or a Participating Company.

        9.3    SEVERABILITY.    If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision or provisions did not exist.

☒	Please mark your votes as in this example.
UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:
1.	Election of Directors.
	For all nominees	[ ]
	Withhold all nominees	[ ]
	For All Except	[ ]
To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below

Nominees:
01)	Anthony J. Armini
02)	Stephen N. Bunker
03)	Michael Szycher
04)	David B. Eisenhaure
05)	Gerald Entine
		FOR	AGAINST	ABSTAIN
2.	Amendment to the 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares of common stock available for issuance by 500,000 to 1,500,000 shares.	[ ]	[ ]	[ ]
3.	Proposal to approve the Company's 2004 Stock Option Plan	[ ]	[ ]	[ ]
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	[ ]	[ ]	[ ]
RECORD DATE SHARES

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

Shareholder sign here                                                                            Co-owner sign here

Dated:                                                               , 2004

Please be sure to sign and date this proxy. Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

QuickLinks

PROXY STATEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL TWO—AMENDMENT OF OUR 2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
PROPOSAL 3—APPROVAL OF THE 2004 STOCK OPTION PLAN
IMPLANT SCIENCES CORPORATION 2004 STOCK OPTION PLAN